ESSEX CORPORATION



Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at the Columbia Conference Center, 9100 Guilford Road, Columbia, Maryland on Wednesday, November 13, 1996 at 10:00 a.m.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors; the amendment of the Company's Articles of Incorporation to authorize the issuance of preferred stock and to increase the number of authorized shares of common stock; the approval of the Company's 1996 stock option plan; and the ratification of the appointment of independent auditors. Additionally, there will be a presentation reviewing the Company's performance in 1995 and the prospects for 1996. There will also be an opportunity for Stockholders to present questions to management and to a representative of the Company's independent auditors. Discussions of the Company's business at past annual meetings have generally been interesting and useful. We hope you will be able to attend.

         The Annual Report of the Company for the year ended December 31, 1995, including the financial statements, is enclosed. Such report and financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we hope that your shares of stock will be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. PLEASE MARK YOUR PROXY CARD CAREFULLY.

         YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN YOUR PROXY. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR BALLOT IN PERSON AND YOU MAY CAST YOUR BALLOT AT THAT TIME IF YOU SO DESIRE.

                                             Respectfully yours,




                                             Harry Letaw, Jr.
                                             Chairman & Chief Executive Officer

Columbia, Maryland
October 10, 1996

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046

                      ------------------------------------



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------



         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 10:00 a.m., Wednesday, November 13, 1996, and thereafter as it may from time to time be adjourned, at the Columbia Conference Center, 9100 Guilford Road, Columbia, Maryland for the following purposes:

1. To elect eight (8) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;
2. To amend Article (c) of the Company's Articles of Incorporation to authorize a class of preferred stock, the series and rights of which may be designated from time-to-time by the Board of Directors;
3. To amend Article (c) of the Company's Articles of Incorporation to increase the number of authorized shares of common stock, $0.10 par value, to twenty-five million (25,000,000) shares;
4. To approve the adoption of the Essex Corporation 1996 tock Option and Appreciation Rights Plan;
5.       To ratify the appointment of independent auditors; and
6.       To transact such other business as may properly come before the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors fixed the close of business on September 6, 1996, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy was first sent or given to shareholders is October 14, 1996.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    LEONARD E. MOODISPAW
                                    Secretary
Columbia, Maryland
October 10, 1996

                                ESSEX CORPORATION
                               9150 Guilford Road
                            Columbia, Maryland 21046

                      ------------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 13, 1996

                      ------------------------------------



         The enclosed proxy is furnished to the holders of common stock, $0.10 par value (the "Common Stock") of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on November 13, 1996 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to Stockholders is October 14, 1996.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein; FOR amendment of the Articles of Incorporation to authorize a class of preferred stock; FOR amendment of the Articles of Incorporation to increase the number of authorized shares of Common Stock; FOR approval of the 1996 Stock Option Plan; and FOR ratification of appointment of independent auditors. The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the Stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on September 6, 1996 as the record date (the "Record Date") for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, notwithstanding any subsequent transfers of stock. The stock transfer books will not be closed.

         As of September 6, 1996, the Record Date, there were outstanding 3,624,098 shares of the Common Stock. Only holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting, such holders being entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares of Common Stock outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to Proposal 1. The proposals to amend the Company's Articles of Incorporation, Proposals 2 and 3, each require approval by more than two-thirds of all the votes to be cast by holders of the Common Stock at the Annual Meeting. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matter. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.

         As of the Record Date, all of the present directors, as a group of seven persons, and all of the present directors and executive officers of the Company, as a group of sixteen persons, owned beneficially 1,176,918 shares (21.18% of the total outstanding shares) of the Company. To the knowledge of management, as of the Record Date, the only executive officer, director and nominee for director who owned beneficially five percent or more of the Company's outstanding shares was Dr. Harry Letaw.

         Proxies given by Stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, Stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the Stockholder or his attorney authorized in writing or, if the Stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either with the Secretary of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

         The cost of preparing and mailing this Proxy Statement and the accompanying Proxy Card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any shareholder of record upon request. Such document will be sent to the requesting party by first class mail within one day of the date of receipt of the request. All requests shall be made either in writing, and directed to the Company at its main office address, or orally and directed to the Secretary at (301) 939-7000.

                         DISSENTERS' RIGHTS OF APPRAISAL

         The Board of Directors does not propose any action for which the laws of the state of Virginia, or the Articles of Incorporation or By-Laws of the Company provide a right of a Stockholder to dissent and obtain payment for shares.

                  INTEREST OF EXECUTIVE OFFICERS AND DIRECTORS
                          IN MATTERS TO BE ACTED UPON

         Executive officers or directors of the Company have a substantial interest in two of the matters to be acted upon at the Annual Meeting of
Stockholders: each of the present directors has been nominated for re-election to the office of director for a term of one year; and every executive officer and director has an interest in the approval of the 1996 Stock Option and Appreciation Rights Plan that is the subject of Proposal 4 to the extent that such persons are or will be eligible to participate in such stock option plan.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The voting securities of the Company which were outstanding on September 6, 1996, consisted of 3,624,098 shares of Common Stock of the par value of ten cents ($0.10) per share. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

         The following table and accompanying notes set forth as of September 6, 1996, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person or group who beneficially own more than 5% of the Common Stock, (ii) each of the directors of the Company, (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group.



              Name and Address               Amount and Nature of        Percentage of Outstanding Shares
            of Beneficial Owner*           Beneficial Ownership (1)        of Common Beneficially Owned
     ---------------------------------    --------------------------   --------------------------------
     Harry Letaw, Jr. (2)                         481,192                            8.66
     Frank E. Manning (3)                         128,275                            2.31
     Terry M. Turpin (4)                           98,059                            1.77
     Joseph R. Kurry, Jr. (5)                      59,409                            1.07
     Samuel Hopkins (6)                            47,875                              **
     Robert W. Hicks (7)                           44,200                              **
     Harold P. Hanson (8)                          35,500                              **
     Anthony L. Ward (9)                           27,831                              **
     Ray M. Keeler (10)                            20,250                              **
     A. William Perkins (11)                       20,100                              **
     Martin G. Every (12)                          13,037                              **

     All Directors and Executive Officers
     as a Group (16 persons) (13)               1,176,918                           21.18

     -----------------------------------------------------------------------

     * All beneficial owners are directors and/or officers of the Company and can be reached c/o Essex Corporation, 9150 Guilford Road, Columbia, MD 21046.

     **   Less than 1%

     (1) Under the rules of the Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no record ownership interest. The shares listed above include options and rights to acquire shares within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

     (2) Dr. Harry Letaw, Jr. is Chairman of the Board, President and Chief Executive Officer of the Company. Of the 481,192 shares beneficially shown as owned by Dr. Letaw, 259,341 shares represent presently exercisable rights to acquire Common Stock through stock options and warrants.

     (3) Mr. Frank E. Manning is the record and beneficial owner of approximately 2.31% of the outstanding shares of the Company (128,275 shares), including presently exercisable options to purchase 23,500 shares. Mr. Manning is the Chairman Emeritus and a Director of the Company. Does not include 40,000 shares of the Company's Common Stock owned of record and beneficially by Mrs. Eva L. Manning, wife of Mr. Frank E. Manning. Also does not include 147,500 shares beneficially owned by six separate family trusts of which Mrs. Manning is the sole trustee and over which trusts she has exclusive voting and dispositive power.

     (4) Terry M. Turpin is a Vice President of the Company. Of the shares shown as beneficially owned, 22,278 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (5) Joseph R. Kurry, Jr. is Vice President, Treasurer and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 23,550 represent presently exercisable rights to acquire common stock through stock options and warrants.
     (6) Samuel Hopkins is a Director of the Company. Of the shares shown as beneficially owned, 14,125 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (7) Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 11,000 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (8) Harold P. Hanson is a Director of the Company. Of the shares shown as beneficially owned, 12,500 represent presently exercisable rights to acquire common stock through stock options and warrants.

                                       3



     (9) Anthony L. Ward is Vice President, Chief Administrative Officer and Assistant Secretary of the Company. Of the shares shown as beneficially owned, 7,000 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (10) Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 10,250 represent presently exercisable rights to acquire common stock through stock options and warrants.
     (11) A. William Perkins is a Director of the Company. Of the shares shown as beneficially owned, 8,500 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (12) Martin G. Every is a Senior  Vice  President  of the  Company.  Of the
          shares  shown  as  beneficially   owned,  2,000  represent   presently
          exercisable rights to acquire common stock through stock options.

     (13) Of the shares shown as beneficially owned, 502,781 represent presently exercisable rights to acquire common stock through stock options and warrants.

     -----------------------------------------------------------------------



                     MEETINGS OF THE BOARD OF DIRECTORS AND
                            BOARD STANDING COMMITTEES

         The Company's directors generally meet quarterly. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all directors. Board members not employed by the Company receive a maximum of $750 for each Board or Board Committee Meeting attended. In 1996 the Board held four meetings; the entire membership of the Board was present at all meetings of the Board of Directors except for one meeting when Mr. Hopkins was absent from the meeting.

         The Board of Directors has three standing Committees: the Audit Committee, the Ethics Committee and the Compensation Committee. The Audit Committee, established by resolution of the Board, is vested with the following duties and powers: (1) to recommend to the Board the independent public accountants to audit the books and records of the Company; (2) to review the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto; (3) to examine the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto; and (4) such other functions and responsibilities as may be assigned by the Board. Mr. A. William Perkins and Mr. Robert W. Hicks were members of the Audit Committee and attended all three meetings of the Committee held in 1995. In addition, the Audit Committee met and reviewed all interim statements and reports prior to issuance to shareholders and filing with the Securities and Exchange Commission.

         The Board of Directors has an established Ethics Committee. Its purpose is to advise Essex management of means of ensuring that Essex adheres to the highest ethical standards in its operations. Members in 1995 were A. William Perkins and Harold Hanson, and ex-officio Leonard E. Moodispaw. The Committee was consulted on several matters; however, all issues concerning ethics were discussed by the Board as a whole.

         The Compensation Committee recommends to the Board of Directors compensation, including incentive compensation, for principal executives of the Company. Membership is comprised of outside directors and consisted of Samuel Hopkins and Ray M. Keeler during 1995. The Committee was consulted on several matters; however, all issues concerning compensation were discussed by the Board as a whole.

          BOARD COMPENSATION COMMITTEE REPORT OF EXECUTIVE COMPENSATION

         There are three basic elements in the Company's executive compensation program -- base salary, incentive bonus, and long-term incentive compensation. The Compensation Committee, which reviews compensation on an annual basis, is responsible for all determinations regarding compensation.

1.       Base  Salary.   Salaries  of  the  Company's   executive  officers  are
         ------------
         determined for the forthcoming year at a meeting of the Company's Compensation Committee of the Board of Directors, which makes compensation recommendations to the entire Board of Directors. Salaries for the executive officers are based on the subjective consideration of each executive's performance, the recommendation of the Compensation Committee, and the Company's overall performance during the prior year. Salary adjustments take into account the Company's performance and are made subject to the foregoing. If an executive is responsible for a particular business department, that department's financial results are also considered.


2.       Incentive   Compensation.   The  Company  has  an  Employee   Incentive
         ------------------------
         Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of
         Directors. Such awards may be constrained by overall Company performances. There were 93 awards in 1995 totaling $144,000. There was one award in 1994 for $500. The incentive awards under the Performance Award Plan for the persons referred to in the Summary Compensation Table are included in that Table.

     3.   Long-Term  Incentives.  Under  the  Company's  1988  Option  and Stock
          ---------------------
          Appreciation Rights Plan, and the Restricted Stock Bonus Plan, as described elsewhere, restricted stock, stock options and stock appreciation rights may be granted to executive officers. These awards provide executives with the opportunity to acquire an equity interest in the Company and align the executive's interest with that of the shareholders to create shareholder value as reflected in growth in the price of the Company's shares. In granting stock options and stock appreciation rights, the Company does consider the number of options previously granted to an executive officer, and does consider new duties and responsibilities the executive officer has assumed during the year.
                                        5

                       REMUNERATION OF EXECUTIVE OFFICERS

         The following table sets forth the aggregate compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000.

                                                     TABLE II
                                               SUMMARY COMPENSATION
                      YEARS ENDED DECEMBER 31, 1995, DECEMBER 25, 1994 and DECEMBER 26, 1993

                                                                                    Long-Term Compensation
                                                                             -----------------------------------
                                              Annual Compensation                     Awards             Payouts
                                    --------------------------------------   ------------------------    -------


----------------------------------------------------------------------------------------------------------------------------------

                                                                Other        Restricted   Securities                All Other
                                                                Annual         Stock      Underlying      LTIP       Compen-
         Name and                                            Compensation     Award(s)   Options/SARs    Payouts     sation
    Principal Position      Year    Salary($)(1)   Bonus ($)    ($)(2)         ($)(3)        (#)           (#)         ($)
-----------------------------------------------------------------------------------------------------------------------------------
Harry Letaw, Jr.            1995      113,920      10,000          0             0            0             0           0
Chairman and CEO            1994      107,536         0            0             0            0             0           0
                            1993      111,672         0            0             0            0             0           0

Anthony L. Ward             1995      107,680       7,500        3,235           0          8,000           0           0
Vice President and CAO      1994      105,040         0          3,151           0            0             0           0
                            1993      109,080         0          3,282           0          2,000           0           0

Joseph R. Kurry, Jr.        1995      106,400       7,500        3,198           0          5,000           0           0
Treasurer, Vice President   1994      104,000         0          3,123           0         20,000           0           0
and CFO                     1993      100,500         0          3,018           0          2,000           0           0

Terry M. Turpin             1995      102,848       7,500        3,095           0          8,000           0           0
Vice President              1994      100,006         0          3,009           0         17,778           0           0
                            1993      103,853         0          3,124           0          2,000           0           0

Martin G. Every             1995      102,640       5,000        3,094           0          5,000           0           0
Senior Vice President       1994      100,360         0          3,025           0            0             0           0
                            1993       90,360         0          2,717           0          2,000           0           0


-----------------------------------------------------------------------

     (1) The decrease in salaries shown for 1994 from 1993 is primarily attributable to one additional pay period which occurred during 1993. The increase in salary for Mr. Kurry and Mr. Every in 1994 is attributable to increases in their annual compensation. Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

     (2) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to the Company's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.

     (3) No restricted stock awards were made for the periods indicated. The number and value of the aggregate restricted stock holdings for the named executive officers at the end of the 1995 fiscal year, based on the closing bid price of the Common Stock on NASDAQ on December 29, 1995, without giving effect to the consideration paid by the named executive officer, were as follows: Dr. Letaw, 211,357 shares, $475,553 value; Mr. Ward, 17,331 shares, $38,994 value; Mr. Kurry, 29,859 shares, $67,182 value; Mr. Turpin, 72,781 shares, $163,757 value; and Mr. Every, 6,037 shares, $13,583 value.

                      DEFINED CONTRIBUTION RETIREMENT PLAN

     The Company has a qualified defined contribution retirement plan, the Essex Corporation Retirement Plan and Trust, which includes a 401(k) salary reduction feature for its employees. The Plan calls for a discretionary contribution as determined by the Board of Directors, and an employer matching contribution of up to 3% of eligible employee compensation under the salary reduction feature. Discretionary contributions are determined annually by the Board of Directors. No discretionary contribution was made by the Company to the Retirement Plan for 1995. The total authorized contribution under the matching contribution feature of the Plan was approximately $145,000 in 1995. All employee contributions are 100% vested at all times and Company contributions vest based on length of service. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the Plan be allocated among various investment options established by the Plan administrator.

     The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

                    EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

     The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of Directors. Such awards may be constrained by overall Company performances. There were 93 awards in 1995 totaling $144,000. There was one award in 1994 for $500. The incentive awards under the Performance Award Plan for the persons referred to in the Summary Compensation Table are included in that Table.

                           RESTRICTED STOCK BONUS PLAN

     Essex Corporation has a Restricted Stock Bonus Plan under which up to 50,000 shares of the Company's common stock may be reserved for issuance to non-employee members of the Board of Directors and key employees of the Company selected by the Board of Directors. Shares of restricted stock may be issued under the Plan subject to forfeiture during a restriction period, fixed in each instance by the Board of Directors, whereby all rights of the grantee to the stock terminate upon certain conditions such as cessation of continuous employment during the restriction period. Upon expiration of the restriction period, or earlier upon the death or substantial disability of the grantee, the restrictions applicable to all shares of restricted stock of the grantee expire. The Plan also provides that loans may be advanced by the Company to a grantee to pay income taxes due on the taxable value of shares granted under the Plan. Such loans must be evidenced by an interest bearing promissory note payable five (5) years after the date of the loan, and be secured by shares of stock of the Company (which may be restricted stock) having a fair market value equal to 200 percent of the loan.

     During 1995, the Board awarded a total of 12,000 shares to six directors. During 1993, the Board awarded 2,000 shares and none were awarded in 1994. There were approximately 22,050 shares remaining in the Essex Corporation Restricted Stock Bonus Plan as of September 6, 1996.

                              EMPLOYMENT AGREEMENTS

     Since 1988, the Company has had an Agreement of Employment with Harry Letaw, Jr., Chairman of the Board, President and Chief Executive Officer. Dr. Letaw's annual compensation was originally established at $120,000 but was reduced, at his recommendation to the annual amounts shown in the Summary Compensation Table. Dr. Letaw's annual compensation was increased to $135,200 effective October 2, 1995. The term of this Agreement is extended on a month-to-month basis by mutual agreement.

     The Company has an Agreement of Employment with Frank E. Manning, Chairman Emeritus and Member of the Essex Board of Directors, whereby Mr. Manning is a part-time employee of the Company with duties to provide advice and counsel to the management of Essex. The Agreement may be terminated by either party with 60 days advance notice. Mr. Manning also receives reimbursement of medical costs not covered by Medicare. Mr. Manning received compensation of $30,000 in fiscal year 1995 for his services as an employee of the Company and medical reimbursement of $1,250.

     The above agreements restrict the individuals' rights to compete with the Company and prohibit misappropriation of proprietary rights of the Company, both during and after the term of employment.

                         OPTIONS TO PURCHASE SECURITIES

     The Company has an Option and Stock Appreciation Rights Plan (the "OSAR Plan"). The OSAR Plan as presently in effect provides for the grant of tax qualified Incentive Stock Options ("ISOs") and options that are not tax qualified ("NSOs") and Stock Appreciation Rights ("SARs") which rights may be related to, but not necessarily be granted in tandem with, options granted under the OSAR Plan. Persons eligible to receive awards of options and SARs under the OSAR Plan include officers, directors, key employees and other persons who provide valuable services to the Company. SARs entitle the holder to cash or Company Common Stock measured by the increase in market value of the Company's Common Stock from the date of grant to the date of exercise. The exercise price of an ISO under the OSAR Plan may not be less than the fair market value of the Company stock on the date of grant; the exercise price of NSOs and the appreciation base price of SARs are determined in the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 50% of the fair market value of a share of Common Stock on the grant date with respect to awards to persons who are officers or directors of the Company. As originally adopted, the OSAR Plan reserved 400,000 shares of the Company's Common Stock for issuance. At the 1989 and 1994 Annual Meetings, Company stockholders approved increases in the number of shares of Common Stock subject to the OSAR Plan by 250,000 shares and 200,000 shares respectively, making 850,000 the total number of shares subject to the Plan. As of September 6, 1996, there remain 23,889 shares available for future grants of options or SARs.

     The Company had an Incentive Stock Option Plan which expired on March 12, 1992 with no shares available for future grants. As of September 6, 1996, options for 15,800 shares of the Company's Common Stock remain outstanding under this Plan and are fully exercisable at prices ranging from $2.52 - $3.00.

     The following Table shows for the fiscal year ended December 31, 1995 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 1995 under the OSAR Plan. No options or stock appreciation rights granted under the OSAR Plan have been exercised in 1995 by the persons listed below.




                                    TABLE III

                           STOCK OPTIONS GRANTS TABLE
                     FOR FISCAL YEAR ENDED DECEMBER 31, 1995


                                  Number of
                                 Securities            % Of Total Options/SARs
                                 Underlying            Granted to Employees in       Exercise or Base        Expiration
          Name             Options Granted (#)(1)            Fiscal Year               Price ($/Sh)             Date
==============================================================================================================================
Harry Letaw, Jr.                     ---                         ---                        ---                  ---

Anthony L. Ward                     8,000                        7.4                       3.08               9/10/99

Joseph R. Kurry, Jr.                5,000                        4.7                       3.08               9/10/99

Terry M. Turpin                     8,000                        7.4                       3.08               9/10/99

Martin G. Every                     5,000                        4.7                       3.08               9/10/99



                      -----------------------------------------------------------------------

     (1) Such options became exercisable beginning September 11, 1996.


         The following Table shows for the fiscal year ended December 31, 1995 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year-end values for unexercised options/SARs.

                                    TABLE IV

       AGGREGATED OPTION/SAR EXERCISES AND FY-END OPTION/SAR VALUES TABLE
                     FOR FISCAL YEAR ENDED DECEMBER 31, 1995


                                                                            Number of Securities        Value of Unexercised
                                                                           Underlying Unexercised           In-the-Money
                                                                               Options/SARs at            Options/SARs at
                                                                                  FY-End (#)                 FY-End($)

                                Shares Acquired                                 Exercisable/                Exercisable/
            Name                on Exercise (#)     Value Realized ($)          Unexercisable              Unexercisable
================================================================================================================================
Harry Letaw, Jr.                      None                  ---                238,091/61,909                   0/0

Anthony L. Ward                       None                  ---                 30,000/8,000                    0/0

Joseph R. Kurry, Jr.                  None                  ---                 43,500/5,000                    0/0

Terry M. Turpin                       None                  ---                 25,778/8,000                    0/0

Martin G. Every                       None                  ---                 29,500/5,000                    0/0


                                   PROPOSAL 1
              TO ELECT EIGHT (8) DIRECTORS TO SERVE UNTIL THE NEXT
                         ANNUAL MEETING OF STOCKHOLDERS
             OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

         At the Annual Meeting, eight (8) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. The Board of Directors resolved on August 26, 1996 to increase the size of the Board from seven to eight directors and nominated Dr. E. Ted Prince to fill this additional position. Each of the nominees named below has consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.

         Biographical information with respect to each of the director nominees is set forth below under the caption, "Directors and Executive Officers."

         The following table lists the nominees for director, their age, the positions and offices with the Company, ownership of the Company's Common Stock and the period during which each has served as a director of the Company, if any.

                                     TABLE V
                COMMON STOCK OWNERSHIP OF DIRECTORS AND NOMINEES
                             AS OF SEPTEMBER 6, 1996

                                                                      Director/      No. of Shares
                                     Position and Offices              Officer       Beneficially      Pct. of
       Name               Age          With The Company                 Since         Owned(1)(2)      Class(2)
--------------------     ----    -------------------------------      ---------      -------------     --------
Harry Letaw, Jr.          70     Chairman, President, Director           1988           481,192          8.66
Frank E. Manning (3)      77     Chairman Emeritus, Director             1969           315,775          5.68
Harold P. Hanson          74     Director                                1990            35,500             *
Robert W. Hicks           59     Director                                1988            44,200             *
Samuel Hopkins            82     Director                                1988            47,875             *
Ray M. Keeler             65     Director                                1989            20,250             *
A. William Perkins        70     Director                                1969            20,100             *
E. Ted Prince             49     Director Nominee                         --                ---             -


*Less than 1% of class
-----------------------------------------------------------------------

(1) Based upon information furnished by the respective individuals. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)  Includes options and rights to acquire beneficial ownership within 60 days.

(3) Mr. Manning's shares include: 40,000 shares beneficially owned by his wife, Eva L. Manning, as to which Mrs. Manning enjoys exclusive control over the voting and disposition; and 147,500 shares beneficially owned by Mrs.
     Manning as trustee of six separate family trusts, over which she has exclusive voting and dispositive power.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

                        DIRECTORS AND EXECUTIVE OFFICERS

     HARRY LETAW, JR. was elected a Director of the Company in June 1988. He is Chairman of the Board, President and Chief Executive Officer. Previously, he was a Director of the Company and a member of the Executive Committee of its Board from July 1981 to September 1983. Dr. Letaw is President and founder of Severn Communications Corporation, a technical software firm, and President and founder of Intellinet Corporation, a motor control system manufacturer, both based in Maryland. In addition, Dr. Letaw served in senior management and marketing positions with Raytheon, Bunker-Ramo and Martin-Marietta. He performed military service during World War II. Dr. Letaw received a Bachelor of Science degree in Chemistry in 1949, a Master of Science degree in Chemistry in 1951 and a Doctor of Philosophy degree in Physical Chemistry in 1952, all from the University of Florida. Dr. Letaw has an employment contract with the Company extending month-to-month by mutual agreement. Dr. Letaw devotes his full business time to the business of the Company and his affiliations with other corporations do not involve any substantial expenditures of time nor do these positions involve any real or potential conflicts of interest.

     FRANK E. MANNING, Chairman Emeritus, is the founder of the Company. Mr. Manning has served as a Director of the Company since its organization in 1969. Mr. Manning received a Bachelor of Science degree in Economics from Franklin and Marshall College in 1942, and a Masters of Letters degree in Industrial Relations from the University of Pittsburgh in 1946.

     HAROLD P. HANSON, formerly Executive Director of the Committee on Science, Space and Technology of the U.S. House of Representatives from 1980-1982 and 1984-1990, was elected a Director of the Company in June 1990. Dr. Hanson is now adjunct professor of physics, University of Florida, Gainesville and the editor and publisher of DELOS, a non-profit journal of translation. He is a member of the Essex Scientific Advisory Board, and a Fellow of the American Physical Society and a National Science Foundation Franklin medalist. Dr. Hanson was previously provost of Wayne State University and Boston University. He was an executive vice president, vice president for academic affairs, dean of the Graduate School and professor of physics of the University of Florida, Gainesville. He was also chairman of the Department of Physics and director, Center for Structural Studies, University of Texas, Austin. A naval officer during World War II, Dr. Hanson served as research physicist at the Naval Ordnance Laboratory and was later a Fulbright research fellow in 1961-1962. Dr. Hanson earned graduate degrees at the University of Wisconsin.

     ROBERT W. HICKS was elected a Director of the Company in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation, Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He also engages in consulting in the commercial sector. He is a principal officer and stockholder in Asset Management & Recovery, Inc., a consulting firm which has primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and Secretary of the Kirby Lithographic Company, Inc.

     SAMUEL HOPKINS was elected a Director of the Company in August 1988. From January 1970 until retirement in October 1987 he was a partner of Alex. Brown & Sons (investment bankers) in Baltimore, Maryland. Since 1976, Mr. Hopkins has been a Director of American Maritime Cases, Inc. (legal publisher) in Baltimore, Maryland. He received a Bachelor of Science degree in Business Economics from Johns Hopkins University in 1934 and a Juris Doctor degree from the University of Maryland in 1938. Mr. Hopkins is a Chartered Financial Analyst.

     RAY M. KEELER was elected a Director of the Company in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of SEDC from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995 he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the National Security Agency
(NSA). He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

     A. WILLIAM PERKINS has been a Director of the Company since its organization in 1969. He is President of Perkins Warehouse Company, of Alexandria, Virginia. He is retired from 23 years in the printing industry, having served as President and Chairman of the Board of Directors of Old Dominion Printing Co. Mr. Perkins served in the U.S. Navy during World War II and the Korean Conflict.

     E. TED PRINCE was nominated to be director of the Company in August 1996. In June 1995 he was appointed President and Chief Executive Officer of INSCI Corporation, a publicly traded software company in optical data storage area. He was elected Chairman of the Board of Directors in August 1995 and appointed Chief Financial and Accounting Officer in May 1996 for INSCI Corporation. Dr. Prince has been president of several software companies and is also President of Perth Ventures, Inc., a New York City based investment banking firm specializing in the emerging technology sector. Dr. Prince is an author and publisher of an industry newsletter, The Technology Fundamentalist. He also serves as director for several software companies and has a degree in Political Science from the University of New South Wales (Australia) and a Master of Science and a Doctor of Philosophy degrees from Monash University (Australia).

     JOSEPH R. KURRY, JR. joined Essex Corporation in March 1985 as Treasurer and Chief Financial Officer and was appointed Vice President in May 1987. He was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry received a Bachelor of Science degree in Business Administration in 1972 from Georgetown University, Washington, D.C. and is a Certified Public Accountant.

     ANTHONY L. WARD joined Essex in February 1991. He is currently Vice President, Chief Administrative Officer, Director of Corporate Development and Assistant Secretary. Additionally, Mr. Ward is the General Manager of the Federal Systems Division. Prior to employment with the Company, Mr. Ward served as Vice President of C3 Operations in the ARC Professional Services Group, a position he held since 1987. He was with ARC (or ARC subsidiaries) for a total of 13 years with varied roles in engineering, advanced programs and management oriented to the DoD C3I arena. From 1972 - 1977 he was with Litton Data Systems and held software engineering and management positions on key U.S. Navy and U.S. Army programs. Mr. Ward served honorably in the U.S. Marine Corps from 1958 - 1971. Mr. Ward holds a Bachelor of Arts degree in Business Administration from Chapman College in Orange, California and has completed all course work for a Masters of Science in Financial Systems Management.

     LEONARD E. MOODISPAW was an active partner in the law firm of Dalnekoff & Mason from February 1993 through September 1993 and was a partner in the law firm of Blumenthal, Wayson, Downs and Offutt from 1978 to 1988, both firms are located in Annapolis, Maryland and specialize in litigation. From September 1993 to April 1994, Mr. Moodispaw served as Executive Vice President of ManTech International Inc., a privately held company. Since April 1994, he has served as President of ManTech Advanced Systems International Corporation. He was a Director of the Essex subsidiary, System Engineering and Development Corporation
(SEDC) from its inception in 1980 until it was acquired by Essex in 1989. In 1988, he joined SEDC as Vice President and Corporate Counsel. From June 1989 until September 1991, he served as Vice President, Corporate Counsel and Chief Administrative Officer of Essex and from July 1989 has served as Secretary. Mr. Moodispaw also serves as Director of the MVM Group, Inc., a small consulting firm in Maryland since 1991 and as Founder and General Counsel of the Security Affairs Support Association, a not-for-profit organization since 1990. From September 1991 to February 1993 Mr. Moodispaw was Director of International Business with GTE Government Systems. Mr. Moodispaw received a Bachelor's degree in Business Administration from American University in 1965, a Masters Degree in Business Administration in 1969 and a Juris Doctor degree in 1977 from the University of Baltimore. Mr. Moodispaw spends less than 5% of his business time in his capacities with the Company, and his affiliations with other corporations do not involve any real or potential conflicts of interest.

     MARTIN G. EVERY joined the Company in October 1983. He was subsequently promoted to the position of Director, Security/Special Military Operations Group of the Company and elected Senior Vice President of the Company in December 1986. Mr. Every has served as General Manager of the Company's Systems Effectiveness Division since mid 1990. In 1992 Mr. Every was named to the Board of Directors of James Madison University (JMU) Research and Development Center, Inc. and is the Essex manager for the Center for Crisis Prevention, an Academic-Industrial Coventure between JMU and Essex. Previously, Mr. Every was with BioTechnology, Inc. From 1961-1966, he served with the U.S. Navy, first as an operations officer aboard an ocean minesweeper and later as a member of a Navy Special Warfare Team. Mr. Every received a Bachelor of Science degree in Biochemistry from Notre Dame in 1961 and a Master of Science degree in Oceanography from Texas A & M University in 1968.

     MATTHEW S. BECHTA was elected Vice President in October 1993. As the Director of the Columbia Operations within the Federal Systems Division, Mr. Bechta is responsible for technical operations and business development for programs for Satellite Communications Engineering and Optoelectronic Signal Processing. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. As one of the founders of SEDC, he served in various technical and management capacities since incorporation in 1980. From 1975-1980 Mr. Bechta worked at NSA as a systems engineer on several collection, signal processing and communications projects. Mr. Bechta holds a Bachelor of Science degree in Electrical Engineering from Spring Garden College, Pennsylvania and a Master of Science degree in Computer Science from the Johns Hopkins University.

     ROBERT S. KENNEDY has been a Vice President of the Company since August 1987. Dr. Kennedy was awarded the Franklin V. Taylor Award presented by the American Psychological Association in 1996. He joined the Company in January 1981 and has served as principal investigator for over twenty five scientific studies in human factors engineering, human performance measurement, and simulation and training. He was an aviation research psychologist in the U.S. Navy from 1959 to 1981. Dr. Kennedy received a Bachelor of Arts degree in English and Philosophy from Iona College in 1957, a Master of Arts degree in Experimental Psychology from Fordham University in 1959, and a Doctor of Philosophy in Experimental Psychology from the University of Rochester in 1972.

     JEFFREY R. LAPIDES has been a Vice President of Essex, Commercial Products since October 1990. Dr. Lapides held a variety of positions including President at Alleco, Inc., formerly a national commercial services firm. He also held the position of president of its largest subsidiary, Service America. He has held research positions both at NASA's Goddard Space Flight Center and the National Institutes of Health. Dr. Lapides received a Bachelor of Arts degree from Clark University and a Master of Science degree and Doctor of Philosophy degree in Physics from the University of Maryland at College Park. Dr. Lapides' services with the Company terminated on September 24, 1996.

     CRAIG H. PRICE was elected Vice President in October, 1993. As the Director of Engineering for the Commercial Products Division, Dr. Price is responsible for all products, development and research within the Division. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, during which he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree also in Electrical Engineering, from Stanford University.

     TERRY M. TURPIN is Vice President and Science Advisor of Essex, a position he has held since the acquisition of SEDC in June 1989. He was Vice President and Chief Scientist of SEDC from September 1984 through June 1989. From December 1983 to September 1984 he was an independent consultant. From 1963 through December

1983, Mr. Turpin was employed by NSA. For the last ten years of this period, he was Chief of the Advanced Processing Technologies Division. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in June 1966 and a Master of Science in Electrical Engineering from Catholic University in Washington, D.C. in June 1970.

                                   PROPOSAL 2
              TO AMEND ARTICLE (C) OF THE ARTICLES OF INCORPORATION
     TO AUTHORIZE A CLASS OF PREFERRED STOCK, THE SERIES AND RIGHTS OF WHICH
          MAY BE DESIGNATED FROM TIME TO TIME BY THE BOARD OF DIRECTORS

         The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders that the Company's Articles of Incorporation be amended to authorize a class of preferred stock, namely, one million (1,000,000) shares of Preferred Stock, par value $.01 per share, the series and rights of which may be designated from time-to-time by the Board of Directors in accordance with applicable state and federal law. Such resolution also recommends that such amendment be approved and adopted by the Company's Stockholders and directs that such proposal be submitted to the Company's Stockholders at the Annual Meeting.

         The Company's Articles of Incorporation currently only authorize issuance of a maximum of ten million (10,000,000) shares of Common Stock, par value $.10 per share which the Board of Directors proposes to increase to twenty-five million shares. See Proposal 3.

         If the Board of Directors' proposal is approved by the Company's stockholders, the Board of Directors would have authority to designate and issue up to one million (1,000,000) shares of Preferred Stock to such persons, for such consideration and with such rights and preferences as the Board of Directors may determine without further action by the stockholders except as may be required by law.

         The Board of Directors has proposed the authorization of preferred stock to provide shares which could be used for a variety of corporate purposes, including mergers and acquisitions and the raising of additional capital (including public and private offerings of securities). While the Board of Directors believes it important that the Company have the flexibility that would be provided by having the ability to designate and issue additional classes of authorized capital stock, the Company does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company's best interest, however, to have shares of preferred stock available to enable the Company to take advantage of opportunities for possible future acquisitions, and raising capital for future growth. If such opportunities arise in the future, significant amounts of capital stock may be issued by the Company's Board of Directors without further authorization by the Company's Stockholders. Such issuances could have a significant dilutive effect on the current Stockholders of the Company.

         It is possible that the capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the preferred stock. The Board of Directors could, for example, approve the issuance of additional shares of capital stock having classes, series, rights and preferences (including the number of votes applicable to each share of such class or series of capital stock) which may render it more difficult in the future for takeover bidders or others to accomplish takeovers or changes in control of the Company. Any issuance of capital stock must be made for proper business purposes and for proper consideration from the recipient. Designation of certain classes, series, rights and preferences with respect to the Company's capital stock would be subject to applicable rules and regulations of the exchange on which such securities are listed for quotation (currently, the NASDAQ Stock Market(R)).

         The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit A hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by at least two-thirds of the votes cast by the Stockholders and the filing of the Amendment to the Articles of Incorporation with the Secretary of State of Virginia. If approved by the Stockholders, the Company anticipates that such amendment to the Articles of Incorporation will be filed as soon as practicable.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE A CLASS OF PREFERRED STOCK, THE SERIES AND RIGHTS OF WHICH MAY BE DESIGNATED FROM TIME TO TIME BY THE BOARD OF DIRECTORS, AS SET FORTH IN EXHIBIT A HERETO. UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

                                   PROPOSAL 3
        TO AMEND ARTICLE (C) OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.10,
                        TO 25 MILLION (25,000,000) SHARES

         The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders that the Company's Articles of Incorporation be amended to provide for an increase in the authorized number of shares of Common Stock of the Company from ten million (10,000,000) shares to twenty-five million (25,000,000) shares of stock. Such resolution also recommends that such amendment be approved and adopted by the Company's Stockholders and directs that such proposal be submitted to the Company's Stockholders at the Annual Meeting.

         The Company's Articles of Incorporation currently authorize issuance of a maximum of ten million (10,000,000) shares of Common Stock, par value $.10 per share. If the Board of Directors' proposal is approved by the Company's
Stockholders, the Board of Directors would have authority to issue up to twenty-five million (25,000,000) shares of Common Stock to such persons and, for such consideration as the Board of Directors may determine without further action by the Stockholders except as may be required by law.

         As of the date hereof, there are 3,624,098 shares of Common Stock issued and outstanding. The Board of Directors of the Company has reserved 2,608,696 shares of Common Stock for issuance pursuant to the exercise of outstanding warrants and stock options. Accordingly, there remain 3,767,206 shares of Common Stock which are unissued and are not reserved for any specific purpose.

         The Board of Directors has proposed the increase in and classification of the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including stock splits, mergers, the raising of additional capital (including public and private offerings of securities), and implementation of incentive and other option plans. While the Board of Directors believes it important that the Company have the flexibility that would be provided by having additional authorized capital stock available, the Company does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company's best interest, however, to have such additional shares of authorized stock available to enable the Company to take advantage of opportunities for possible future acquisitions, raising capital for future growth and the establishment of option plans, including the stock option plan proposed to be adopted in Proposal 4 below. If such opportunities arise in the future, significant amounts of capital stock may be issued by the Company's Board of Directors without further authorization by the Company's Stockholders. Such issuances could have a significant dilutive effect on the current Stockholders of the Company.

         It is possible that the additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock. For example, the Board of Directors could approve the issuance of stock, or grant rights or stock options for such issuance, to persons, firms or entities that are known to be friendly to management of the Company. Any issuance of capital stock must be made for proper business purposes and for proper consideration from the recipient. Designation of certain classes, series, rights and preferences with respect to the Company's capital stock would be subject to applicable rules and regulations of the exchange on which such securities are listed for quotation (currently, the NASDAQ Stock Market(R)).

         The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit B hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by at least two-thirds of all votes cast by the Stockholders and the filing of the amendment to the Articles of Incorporation with the Secretary of State of Virginia. If approved by the Stockholders, the Company anticipates that such amendment to the Articles of Incorporation will be filed as soon as practicable.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK FROM TEN MILLION (10,000,000) SHARES OF COMMON STOCK TO TWENTY-FIVE MILLION (25,000,000) SHARES OF COMMON STOCK, AS SET FORTH IN EXHIBIT B HERETO. UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

                                   PROPOSAL 4
           TO APPROVE THE ADOPTION OF THE ESSEX CORPORATION 1996 STOCK
                       OPTION AND APPRECIATION RIGHTS PLAN

         The Board of Directors has adopted a resolution authorizing the establishment of the Essex Corporation 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan"), which plan shall provide for the issuance of incentive options, non-qualified options and stock appreciation rights. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its Stockholders that the Company adopt such plan and has directed that the proposal to adopt the 1996 Plan, as set forth herein, be submitted to the Stockholders of the Company for vote at the Annual Meeting.

         The following summary of the material provisions of the 1996 Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to the 1996 Plan, a copy of which is attached hereto as Exhibit C to this Proxy Statement.

GENERAL

         The purpose of the 1996 Plan is to induce officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. The 1996 Plan provides for the grant of stock options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), to be issued to employees including officers and directors who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to officers, directors, employees and consultants. In addition, stock appreciation rights ("SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.

         The 1996 Plan provides for the granting of Incentive Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 300,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non- Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 1996 Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1996 Plan for the grant of additional options or rights to any eligible officer, director, employee and consultant. The shares of Common Stock subject to the 1996 Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 1996 Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the Company's outstanding voting stock entitled to vote thereon. In the event that the 1996 Plan is not approved by the Stockholders, the 1996 Plan shall remain in force; however, all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

         As of the date hereof: (a) there have been no options or rights granted under the 1996 Plan, and (b) an aggregate of 238 persons are eligible to participate in the 1996 Plan including 232 employees (including 11 executive officers and directors) of the Company entitled to receive Incentive Options under the 1996 Plan and 6 persons (all directors) who may receive Non-Qualified Options under the 1996 Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under the 1996 Plan.

ADMINISTRATION

         The 1996 Plan will be  administered  by: (a) the Board of  Directors or
(b)  in  the  discretion  of  the  Board  of  Directors,  by  a  committee  (the
"Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee" director as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee generally has the authority to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.

SECTION 16(B) COMPLIANCE

         It is intended that transactions pursuant to the 1996 Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of 10 percent or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for transactions which satisfy the conditions of Rule 16b-3.

ELIGIBILITY AND EXTENT OF PARTICIPATION

         Incentive Options may be granted pursuant to the 1996 Plan only to employees of the Company (or any subsidiary). Non-Qualified Options and SARs may be granted pursuant to the 1996 Plan to officers, directors, employees or consultants of the Company or any subsidiary.

         There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

         The Board of Directors or the Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of transfer of the Common Stock, absent the written approval, consent or waiver of the Board of Directors or Committee.

PURCHASE PRICE AND EXERCISE OF OPTIONS

         The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or the Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100 percent of the fair market value of such shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

         The Board of Directors or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the 1996 Plan to a 10 percent or less stockholder and any Non-Qualified Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than 10 percent stockholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the 1996 Plan more than ten years after the date of adoption of the 1996 Plan.

         Options granted under the 1996 Plan are not transferable except upon death. Incentive options generally may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, incentive options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability. In the event of the death of an option holder, incentive options may be exercised prior to expiration of the option within three years after the date of death, whichever period of time is shorter. In the event of retirement of an optionholder, options may be exercised at any time within the remaining term of such option.

         Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 1996 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 1996 Plan or for the assumption of options theretofore granted. If the 1996 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

         In the case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

         The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a
Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

         Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20 percent excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 1996 Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 1996 Plan.

         The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

EXERCISE OF OPTIONS; SARS

         Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock for which the option is being exercised. The Board of Directors or the Committee may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board or the Committee. The Company has the authority under the 1996 Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

         The Board of Directors or the Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof
surrendered)   and  the  exercise  price  of  the  option  or  portion   thereof
surrendered.

AMENDMENTS TO THE 1996 PLAN

         The Board of Directors may at any time terminate the 1996 Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law. Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE ESSEX CORPORATION 1996 STOCK OPTION AND APPRECIATION RIGHTS PLAN, WHICH PLAN SHALL PROVIDE FOR THE ISSUANCE OF INCENTIVE OPTIONS, NON-QUALIFIED OPTIONS AND SARS, AS SET FORTH IN EXHIBIT C HERETO. UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF PROPOSAL 4.

                                   PROPOSAL 5
                       RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has, upon recommendation of the Audit Committee, selected Arthur Andersen LLP as independent auditors of the Company for the fiscal year ending December 29, 1996, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Arthur Andersen LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and their clients. Arthur Andersen LLP presently serves as the Company's independent auditors.

         Arthur Andersen LLP representatives will be present at the Annual Meeting to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.

                                  OTHER MATTERS

         The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

         It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.

                STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

         Any proposal which a Stockholder wishes to have presented at the next Annual Meeting of Stockholders, expected to be held during September 1997, must be received at the main office of the Company at 9150 Guilford Road, Columbia, Maryland 21046 no later than March 31, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1995 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to Stockholders may be obtained by written request to the Secretary at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

                              REFERENCE DOCUMENTS

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A No. 1 FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE EXHIBITS THERETO
REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046. THE FORM 10-KSB/A No. 1 IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                              BY ORDER OF THE BOARD OF DIRECTORS



                              LEONARD E. MOODISPAW
                              Secretary

                                    EXHIBIT A
                     AMENDMENT TO ARTICLES OF INCORPORATION
              REGARDING AUTHORIZATION OF A CLASS OF PREFERRED STOCK

         The Articles of Incorporation are amended by changing the Article designated ("c") to be and read as follows:

         (c)      Preferred Stock
                  ---------------
                  The  aggregate  number of shares of preferred  stock which the corporation  shall have  authority  to issue and the par value per share are as follows:

                    Class and          Number of          Par Value
                     Series             Shares            Per Share
                    ---------         -----------         ---------
                    Preferred          1,000,000          $    0.01

                  Common Stock
                  ------------
                  The  aggregate  number of shares  of  common  stock  which the corporation  shall have  authority  to issue and the par value per share are as follows:

                    Class and          Number of         Par Value
                     Series             Shares           Per Share
                    ---------         -----------        ---------
                     Common           10,000,000         $    0.10


                                    EXHIBIT B
                     AMENDMENT TO ARTICLES OF INCORPORATION
                 REGARDING THE INCREASE IN THE NUMBER OF SHARES
                           AUTHORIZED OF COMMON STOCK

         The Articles of Incorporation are amended by changing the Article designated ("c") to be and read as follows (assuming adoption of Proposal 2):

         (c)      Preferred Stock
                  ---------------
                  The  aggregate  number of shares of preferred  stock which the corporation  shall have  authority  to issue and the par value per share are as follows:

                    Class and          Number of         Par Value
                     Series             Shares           Per Share
                    ---------         -----------        ---------
                    Preferred          1,000,000         $    0.01

                  Common Stock
                  ------------
                  The  aggregate  number of shares  of  Common  Stock  which the corporation  shall have  authority  to issue and the par value per share are as follows:

                    Class and          Number of         Par Value
                     Series             Shares           Per Share
                    ---------         -----------        ---------
                     Common           25,000,000         $    0.10


                                    EXHIBIT C

                  ADOPTION OF THE ESSEX CORPORATION 1996 STOCK

                       OPTION AND APPRECIATION RIGHTS PLAN

                                ESSEX CORPORATION
                 1996 STOCK OPTION AND APPRECIATION RIGHTS PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

       Section 1.1. Essex Corporation (the "Company"), a Virginia corporation, hereby establishes a stock option and appreciation rights plan to be named the Essex Corporation 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan").

       Section 1.2. The purpose of this 1996 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1996 Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.10 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. This 1996 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 1996 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

       Section 1.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 1996 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1996 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                   ARTICLE II
                                 ADMINISTRATION

       Section 2.1. All determinations under this 1996 Plan concerning the selection of persons eligible to receive awards under this 1996 Plan and with respect to the timing, pricing and amount of an award under this 1996 Plan shall be made by the administrator (the "Administrator") of this 1996 Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee director" as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee shall be necessary to constitute action by the Committee.

       With respect to persons subject to Section 16 of the Exchange Act, transactions under this 1996 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 1996 Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

       Section 2.2. The provisions of this 1996 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 1996 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1996 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

       Section 2.3. If any provision of this 1996 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1996 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

       Section 2.4. The Company shall grant Options under this 1996 Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 1996 Plan. All Options granted pursuant to this 1996 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 1996 Plan and take such action in the administration of this 1996 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 1996 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 1996 Plan. The interpretation and construction of any provision of this 1996 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

       Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 1996 Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 1996 Plan.

                                   ARTICLE III
                      TOTAL NUMBER OF SHARES TO BE OPTIONED

       Section 3.1. There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 1996 Plan an aggregate of 300,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 1996 Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

       Section 3.2. In the event that any Options outstanding under this 1996 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 1996 Plan.

       Section 3.3. No Options shall be granted pursuant to this 1996 Plan to any Optionee after the tenth anniversary of the date that this 1996 Plan is adopted by the Board of Directors.

                                   ARTICLE IV
                                   ELIGIBILITY

       Section 4.1. Non-Qualified Options may be granted pursuant to this 1996 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 1996 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 1996 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1996 Plan.

       Section 4.2. The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 1996 Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

       Section 5.1. Each Option granted under this 1996 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1996 Plan, provided that the following terms and conditions shall apply:

       (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with
Section 5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1996 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

       (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

       (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

       (d) Notwithstanding any other provision of this 1996 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

       (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 1996 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive Options.

       (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

       (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

       (h) The Administrator may impose such other or further conditions on any transaction under the 1996 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by shareholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.

                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

       Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

       Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, retirement or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

       Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

       Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise a Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

       Section 6.5. If an Optionee to whom an Option has been granted under this 1996 Plan retires from his employment or service with the Company or any of the Subsidiaries under a retirement plan or policy of the Company and its Subsidiaries or at his or her normal retirement date or earlier with the approval or consent of the Company or such Subsidiary, or as a result of the Disability as defined in Section 22(e)(3) of the Code, such Option shall continue to be exercisable in whole or in part, to the extent not therefore exercised, by the Optionee to whom granted in the manner set forth in this 1996 Plan, at any time within the remaining term of such Option.

       Section 6.6. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

       Section 6.7. Except in the event of termination for cause, Non-Qualified Options shall be exercisable during such term as determined at the time of grant by the Administrator.

       Section 6.8. Options granted under this 1996 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

       Section 6.9. Nothing contained in this 1996 Plan, or in any Option granted pursuant to this 1996 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE VII
                               PURCHASE OF SHARES

       Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1996 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check.
Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the

Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

       Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

       Section 7.3. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1996 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article VIII hereof.

       Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

       Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1996 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1996 Plan and the subject Option.

       Section 7.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARS may be included in an Option only under the following conditions: (a) the SARS will expire no later than the expiration of the underlying Option; (b) the SARS may be for no more than one hundred percent (100%) of the Spread; (c) the SARS are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARS may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARS may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

       Section 7.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.

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                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

       Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 1996 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

       Section 8.2. The grant of an Option pursuant to this 1996 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

       Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 1996 Plan shall terminate, and all outstanding Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 1996 Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 1996 Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 1996 Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

       Section 9.1. The Board of Directors may at any time terminate this 1996 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1996 Plan after ten years from the date this 1996 Plan is adopted or the date this 1996 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

         Section 10.1.Any Options and shares of Common Stock issued pursuant to this 1996 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary

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or advisable to assure  compliance  with the laws,  rules and regulations of the
United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 1996 Plan, each Optionee shall thereby agree to any such restrictions.

       Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 1996 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

       Section 11.1. The Company is vested with authority under this 1996 Plan to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                   ARTICLE XII
                              APPLICATION OF FUNDS

       Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1996 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

       Section 13.1. This 1996 Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This 1996 Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this 1996 Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this 1996 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

         IN WITNESS WHEREOF, pursuant to the approval of this 1996 Plan by the Board of Directors, this 1996 Plan is executed and adopted as of the 26th day of August, 1996.


                                                       ESSEX CORPORATION

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